Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪	“Compliance Review”:	4,500 mortgage loans
▪	“Data Integrity Review”:	4,500 mortgage loans
▪	“Pre-Acquisition Collection Comment Review”:	701 mortgage loans(a)
▪	“Post-Acquisition Collection Comment Review”:	161 mortgage loans
▪	“Pre-Acquisition Payment History Review”:	4,205 mortgage loans(b)
▪	“Post-Acquisition Payment History Review”:	173 mortgage loans(c)
▪	“Securitization Payment History Review”:	1,788 mortgage loans

(a) The Pre-Acquisition Collection Comment Review included 15 mortgage loans that were also in the Post-Acquisition Collection Comment Review.
(b) The Pre-Acquisition Payment History Review included 70 mortgage loans that were also in the Post-Acquisition Payment History Review and 983 mortgage loans that were in the Securitization Payment History Review.
(c) The Post-Acquisition Payment History Review includes 173 mortgage loans that were also in the Securitization Payment History Review.

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s).

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2014
Fitch Ratings, Inc.	U.S. RMBS Seasoned, Re-Performing and Non-Performing Loan Rating Criteria, March 2017
Moody's Investors Service, Inc.	Moody's Criteria for Evaluating Independent Third-Party Loan Level; Reviews for U.S. Residential Mortgage Backed Securities (RMBS), February 25, 2015
Morningstar Credit Ratings, LLC	Morningstar Due Diligence Mapping for 15E

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

1  |  P a g e

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (4,389 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and

2  |  P a g e

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

3  |  P a g e

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (111 Mortgage Loans)
For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:
a)	Rescission (§1026.23):
i)
Any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions;

b)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)
Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

c)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
d)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
e)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
f)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)
review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

4  |  P a g e

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(III) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay
AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-

5  |  P a g e

related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(IV) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)
with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(V) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.
Data Integrity Review
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

Pre-Acquisition Collection Comment Review
AMC performed a review before acquisition utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Post-Acquisition Collection Comment Review
Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Pre-Acquisition Payment History Review
AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 12, 24, 36, 48, or 60-month look back for each mortgage loan within the payment history population.

6  |  P a g e

Post-Acquisition Payment History Review
Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 6, 12, 18, 24, or 36-month look back for each mortgage loan within the payment history population.

Securitization Payment History Review
AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 6 to 24-month look back for each mortgage loan within the payment history random sample population.

SAFE ACT Review
For applicable mortgage loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of mortgage loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty as to the completeness or accuracy of information contained on the site.

7  |  P a g e

Summary of findings and conclusions of review
There were 4,500 mortgage loans in the final compliance population as reviewed by AMC. After all documents were presented, 3,729 (82.87%) of the mortgage loans had exceptions; however, only 388 (8.62%) of the mortgage loans had exceptions that triggered a C or D rating under the NRSRO criteria noted above. Of the 4,500 mortgage loans reviewed for compliance, 3,935 were reviewed by AMCD and 565 were reviewed by JCIII.

COMPLIANCE RESULTS SUMMARY (4,500 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated
Compliance: Event Level	Loan Count	% of Loans
A	771	17.13%
B	3,341	74.24%
C	167	3.71%
D	221	4.91%
Total	4,500	100.00%

AMC Diligence, LLC (3,935 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	690	17.53%
B	2,912	74.00%
C	124	3.15%
D	209	5.31%
Grand Total	3,935	100.00%

JCIII & Associates, LLC (565 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	81	14.34%
B	429	75.93%
C	43	7.61%
D	12	2.12%
Total	565	100.00%

8  |  P a g e

DATA INTEGRITY REVIEW RESULTS SUMMARY (4,500 Mortgage Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population. Data discrepancies have been separated by mortgage loans reviewed by AMCD and mortgage loans reviewed by JCIII. Some mortgage loans may have multiple data discrepancies.

In total, data variances were found on 1,839 (40.87%) of the mortgage loans reviewed. The large differences in Maturity Date, Original Term, Note Date, Original Interest Rate, and Amortization Type can likely be attributed to a comparison of the origination data gathered by AMC to data that is reflective of the modification in some fields on the tape. This is a common discrepancy found in the data tapes provided on modified mortgage loans. The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

AMC Diligence, LLC (4,117 Mortgage Loans)
AMCD reviewed 182 mortgage loans for data integrity that were included in the JCIII Compliance Review population. In total, data variances were found on 1,702 (41.34%) of the mortgage loans in the AMCD sample.

Field	Loan Count	% of Loans
Maturity Date	672	16.32%
Doc Type	342	8.31%
Original CLTV	302	7.34%
Refi Purpose	226	5.49%
Amortization Type	206	5.00%
Original Interest Rate	187	4.54%
Original LTV	173	4.20%
Property Type	172	4.18%
Original P&I	122	2.96%
Original Term	121	2.94%
Note Date	105	2.55%
Street	96	2.33%
Mod Original Term	95	2.31%
LTV Valuation Value	80	1.94%
Has Modification?	78	1.89%
Representative FICO	72	1.75%
Zip	54	1.31%
Borrower First Name	52	1.26%
DTI	49	1.19%
First Payment Date	49	1.19%
Occupancy	46	1.12%
Coborrower Full Name	45	1.09%
Borrower Full Name	38	0.92%
Purpose	35	0.85%

9  |  P a g e

Field	Loan Count	% of Loans
City	32	0.78%
Original Loan Amount	29	0.70%
Total Debt Ratio	20	0.49%
Amortization Term	19	0.46%
Contract Sales Price	18	0.44%
Index Type	15	0.36%
Interest Rate Change Frequency	15	0.36%
Borrower Last Name	14	0.34%
Interest Rate Life Cap	14	0.34%
Appraised Value	13	0.32%
Interest Only	13	0.32%
Prepayment Penalty	12	0.29%
Other Financing - Lien Position 2 - Current Balance	11	0.27%
First Interest Rate Change Date	10	0.24%
Interest Rate Initial Cap	10	0.24%
# of Units	8	0.19%
Interest Rate Life Floor	8	0.19%
Interest Rate Life Max	8	0.19%
Interest Rate Periodic Cap	8	0.19%
Margin	7	0.17%
Borrower SSN	6	0.15%
Mod P&I	6	0.15%
Interest Rate Life Min	5	0.12%
Rounding Factor	5	0.12%
Mod UPB	4	0.10%
Next Interest Rate Change Date	4	0.10%
Product Description	4	0.10%
First Payment Change Date	2	0.05%
Interest Rate Initial Minimum	2	0.05%
Rounding Method	2	0.05%
Balloon Flag	1	0.02%
Coborrower Last Name	1	0.02%
Index	1	0.02%
Interest Rate Initial Maximum	1	0.02%
Mod Original Interest Rate	1	0.02%
Neg Am	1	0.02%

10  |  P a g e

JCIII & Associates, LLC (383 Mortgage Loans)
Please note that AMCD reviewed 182 mortgage loans for data integrity that were included in the JCIII Compliance Review population. The exclusion of these mortgage loans lowered the JCIII data integrity review to 383 mortgage loans. In total, data variances were found on 137 (35.77%) of the mortgage loans in the JCIII sample.

Field	Loan Count	% of Loans
LTV per 1)AUS; 2)Manual Approval; 3)1008	50	13.05%
Original P&I	43	11.23%
Borrower #1 FICO/Experian	42	10.97%
Documentation Type	40	10.44%
Orig Appraised Value	33	8.62%
Original Stated Rate	31	8.09%
Maximum Rate (Life Ceiling)	30	7.83%
Margin	27	7.05%
Sales Price	24	6.27%
Purpose at origination	23	6.01%
Property Type	21	5.48%
Index	16	4.18%
Rate Change Frequency	15	3.92%
Original Principal Balance	13	3.39%
Origination Date (Closing Date)	12	3.13%
Minimum Rate (Life Floor)	10	2.61%
Original First Payment Date	10	2.61%
Periodic Rate Cap %	9	2.35%
Origination Note Amort Type	8	2.09%
Rate Cap at First Adj (Up)	8	2.09%
Address	7	1.83%
Debt (Back) Ratio per 1)AUS; 2)Manual Approval; 3)1008	7	1.83%
LTV Comb per 1)AUS; 2)Manual Approval; 3)1008	6	1.57%
MI Percentage	6	1.57%
Calc'd Life Cap	5	1.31%
Interest Only Period?	5	1.31%
Borrower #1 First Name	4	1.04%
Funding Date	4	1.04%
MI Company	4	1.04%
MI Required	4	1.04%
Stated Maturity Date	4	1.04%
Debt (Back) Ratio	3	0.78%
Interest Only Term (Months)	3	0.78%
# of Units	2	0.52%
City	2	0.52%
Occupancy at origination	2	0.52%
State	2	0.52%
Borrower #2 First Name	1	0.26%
First Rate Change Date	1	0.26%
Interest Only End Date	1	0.26%
Qualifying Score	1	0.26%
Zip	1	0.26%

11  |  P a g e

OTHER REVIEW RESULTS SUMMARY (4,500 Mortgage Loans)
Exception listings have been separated for the mortgage loans reviewed by AMCD and the mortgage loans reviewed by JCIII. The summaries below detail the exceptions as noted in each party’s review and reflect only compliance EV3s, as noted when conducting the original review in question. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

The percentage of mortgage loans reflects the percentage of mortgage loans reviewed by each respective party (AMCD or JCIII) and not the total of all mortgage loans reviewed. Also, a mortgage loan may have an exception or multiple exceptions in any one exception category. As a result, the % of Total Loans is not the unique number of total mortgage loans but rather the # of Exceptions in an exception category divided by the total number of mortgage loans in each respective population.

AMC Diligence, LLC (3,935 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Category	Exception	# of Exceptions	% of Total Loans
Compliance	Missing, Incorrect, or Incomplete HUD-1	214	5.44%
	State Late Charge Violation	56	1.42%
	Missing, Incorrect, or Incomplete Application Information	16	0.41%
	Missing, Incorrect, or Incomplete RESPA Disclosure	15	0.38%
	Incomplete Loan Images/File	12	0.30%
	TIL Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	12	0.30%
	Misc. State Level Violation	11	0.28%
	ECOA	10	0.25%
	TIL Finance Charge or APR Tolerance Non-Compliant	8	0.20%
	Missing, Incorrect, or Incomplete Note	7	0.18%
	Missing, Incorrect, or Incomplete TIL	6	0.15%
	Missing, Incorrect, Unrecorded, or Incomplete Security Instrument	4	0.10%
	Compliant HPML	3	0.08%
Total		374

12  |  P a g e

JCIII & Associates, LLC (565 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by JCIII.

Category	Exception	# of Exceptions	% of Total Loans
Compliance	Finance Charge Under-Disclosed >$35 for Refinance	47	8.32%
	Finance Charge Under-Disclosed >$100 for Purchase	40	7.08%
	TIL Incomplete	33	5.84%
	ROR Missing	26	4.60%
	TIL Missing	16	2.83%
	HUD-1 Incomplete	15	2.65%
	HUD-1 Missing	9	1.59%
	State Late Charge Not Standard	9	1.59%
	ROR Incorrect Form - Lender to Lender Not On H9/G9	4	0.71%
	Incomplete File	4	0.71%
	ROR Incomplete	3	0.53%
	Note Missing	3	0.53%
	APR Tolerance Under-Disclosed 0.125	3	0.53%
	Federal Higher-Priced Mortgage Loan	3	0.53%
	ROR Violation Funding date is prior to or equals the ROR End Date	2	0.35%
	HUD-1 Estimated	2	0.35%
	Note P&I Does Not Equal Final TIL P&I	2	0.35%
	Power of Attorney Missing	2	0.35%
	Initial TIL Missing	1	0.18%
	APR Tolerance Under-Disclosed 0.25	1	0.18%
	No tolerance fees increased at closing (Adjusted Origination Charges)	1	0.18%
	No tolerance fees increased at closing (Origination Charge)	1	0.18%
Total		227

13  |  P a g e

PRE-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (701 Mortgage Loans)

AMC Consolidated
In total, 677 of the 701 mortgage loans subject to the Pre-Acquisition Collection Comment Review had complete comment histories. In total, 46 mortgage loans (6.56%) were graded as EV3 at the time of review. Of these forty-six (46) mortgage loans, twenty-four (24) mortgage loans had incomplete comment histories, nine (9) mortgage loans showed some evidence of property damage, six (6) mortgage loans showed the respective borrower was currently in bankruptcy without relief granted, five (5) mortgage loans were in a delinquent status at the time of review, one (1) mortgage loan had a cease and desist request received from the mortgagor or a third party, and one (1) mortgage loan was performing but showed a strong possibility of going into default.

Servicing Review Grade	Loan Count	% of Loans
1	614	87.59%
2	41	5.85%
3	46	6.56%
Total	701	100.00%

AMC Diligence, LLC Review (617 Mortgage Loans)
In total, 593 of the 617 mortgage loans subject to the Pre-Acquisition Collection Comment Review had complete collection comment histories. With respect to the thirty-two (32) mortgage loans graded an EV3, twenty-four (24) mortgage loans had incomplete comment histories and the remaining eight (8) mortgage loans had evidence of property damage. No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	557	90.28%
2	28	4.54%
3	32	5.19%
Total	617	100.00%

JCIII & Associates, LLC Review (84 Mortgage Loans)
All mortgage loans subject to the Pre-Acquisition Collection Comment Review had a complete collection comment history. With respect to the fourteen (14) mortgage loans graded an EV3 (and grouped so that each loan falls under only one exception category), six (6) mortgage loans were currently in bankruptcy without relief granted, five (5) mortgage loans were delinquent at the time of the review, one (1) mortgage loan was performing but showed a strong possibility of going into default, one (1) mortgage loan had a cease and desist request received from the mortgagor or a third party, and one (1) mortgage loan had an exception for damaged property exterior where the damage was unresolved without an indication as to insurance coverage of the damage. No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	57	67.86%
2	13	15.48%
3	14	16.67%
Total	84	100.00%

14  |  P a g e

POST-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (161 Mortgage Loans)

AMC Diligence, LLC Review (161 Mortgage Loans)
Within the review, 137 of the 161 mortgage loans had a complete collection comment history. With respect to the twenty-five (25) mortgage loans graded EV3, twenty-four (24) mortgage loans had exceptions related to missing or incomplete collection comments for the applicable period of review and one (1) mortgage loan had evidence of external damage. No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	121	75.16%
2	15	9.32%
3	25	15.53%
Total	161	100.00%

15  |  P a g e

PRE-ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (4,205 Mortgage Loans)

AMC Consolidated
A Pre-Acquisition Payment History Review was completed on 4,205 mortgage loans of which 3,920 had complete pay history strings and 285 had incomplete pay history strings. Of these mortgage loans, 1,698 mortgage loans had no delinquencies within the lookback period and 2,507 mortgage loans showed evidence of bankruptcy, foreclosure, or one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
0	1,698	40.38%
1 or more	2,507	59.62%
Total	4,205	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	51	1.21%
Twenty-Four (24) Months	1,663	39.55%
Twenty-Five (25) Months	170	4.04%
Thirty-Six (36) Months	80	1.90%
Thirty-Seven (37) Months	223	5.30%
Forty-Two (42) Months	308	7.32%
Forty-Three (43) Months	255	6.06%
Forty-Five (45) Months	968	23.02%
Forty-Six (46) Months	254	6.04%
Forty-Seven (47) Months	1	0.02%
Forty-Eight (48) Months	160	3.80%
Forty-Nine (49) Months	18	0.43%
Fifty-One (51) Months	12	0.29%
Fifty-Four (54) Months	4	0.10%
Fifty-Five (55) Months	2	0.05%
Fifty-Six (56) Months	13	0.31%
Fifty-Seven (57) Months	4	0.10%
Sixty (60) Months	14	0.33%
Sixty-One (61) Months	1	0.02%
Seventy-Five (75) Months	2	0.05%
Seventy-Nine (79) Months	1	0.02%
Eighty (80) Months	1	0.02%
Total	4,205	100.00%

16  |  P a g e

AMC Diligence, LLC Review (4,085 Mortgage Loans)
AMCD conducted a Pre-Acquisition Payment History Review on 4,085 mortgage loans of which 3,808 mortgage loans had complete pay history strings and 277 mortgage loans had incomplete pay history strings. Of these mortgage loans, 1,662 mortgage loans had no delinquencies within the lookback period when excluding the impact of missing months within the pay history string.

Delinquency During Lookback	Loan Count	% of Loans
0	1,662	40.69%
1 or more	2,423	59.31%
Total	4,085	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	2	0.05%
Twenty-Four (24) Months	1,603	39.24%
Twenty-Five (25) Months	170	4.16%
Thirty-Six (36) Months	69	1.69%
Thirty-Seven (37) Months	223	5.46%
Forty-Two (42) Months	308	7.54%
Forty-Three (43) Months	255	6.24%
Forty-Five (45) Months	968	23.70%
Forty-Six (46) Months	254	6.22%
Forty-Seven (47) Months	1	0.02%
Forty-Eight (48) Months	160	3.92%
Forty-Nine (49) Months	18	0.44%
Fifty-One (51) Months	12	0.29%
Fifty-Four (54) Months	4	0.10%
Fifty-Five (55) Months	2	0.05%
Fifty-Six (56) Months	13	0.32%
Fifty-Seven (57) Months	4	0.10%
Sixty (60) Months	14	0.34%
Sixty-One (61) Months	1	0.02%
Seventy-Five (75) Months	2	0.05%
Seventy-Nine (79) Months	1	0.02%
Eighty (80) Months	1	0.02%
Total	4,085	100.00%

JCIII & Associates, LLC Review (120 Mortgage Loans)
JCIII conducted a Pre-Acquisition Payment History Review on 120 mortgage loans of which 112 mortgage loans had complete pay history strings and eight (8) mortgage loans had incomplete pay history strings. Of these mortgage loans, 36 mortgage loans had no delinquencies or bankruptcies within the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
0	36	30.00%
1 or more	84	70.00%
Total	120	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	49	40.83%
Twenty-Four (24) Months	60	50.00%
Thirty-Six (36) Months	11	9.17%
Total	120	100.00%

17  |  P a g e

POST ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (173 Mortgage Loans)
A 6, 12, 18, 24, 36, 37-month Post-Acquisition Payment History Review was completed on 173 mortgage loans of which 150 had complete pay history strings and twenty-three (23) mortgage loans had incomplete pay history strings. Of these mortgage loans, 61 mortgage loans had no delinquencies within the lookback period and 112 mortgage loans showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
0	61	35.26%
1 or more	112	64.74%
Total	173	100.00%

Lookback Period	Loan Count	% of Loans
Six (6) Months	35	20.23%
Twelve (12) Months	27	15.61%
Eighteen (18) Months	2	1.16%
Twenty-Four (24) Months	95	54.91%
Thirty-Six (36) Months	13	7.51%
Thirty-Seven (37) Months	1	0.58%
Total	173	100.00%

18  |  P a g e

SECURITIZATION PAYMENT HISTORY REVIEW SUMMARY (1,788 Mortgage Loans)
A 6, 7, 12, or 24-month At Securitization Payment History Review was completed on 1,788 mortgage loans of which 1,761 mortgage loans had complete pay history strings and twenty-seven (27) mortgage loans had incomplete pay history strings. Of these mortgage loans, 1,002 mortgage loans had no delinquencies within the lookback period and 786 mortgage loans showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
0	1,002	56.04%
1 or more	786	43.96%
Total	1,788	100.00%

Lookback Period	Loan Count	% of Loans
Six (6) Months	862	48.21%
Seven (7) Months	31	1.73%
Twelve (12) Months	189	10.57%
Twenty-Four (24) Months	706	39.49%
Total	1,788	100.00%

19  |  P a g e

ADDITIONAL SUMMARY (AMC Population) *
Purpose	Loan Count	% of Loans
Cashout Refi	2,179	52.93%
Purchase	1,179	28.64%
Refinance Rate/Term	686	16.66%
Unknown	34	0.83%
Construction-Permanent	22	0.53%
Refinance Streamlined	13	0.32%
Refinance Unknown	3	0.07%
Construction	1	0.02%
Total	4,117	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	2,979	72.36%
PUD	394	9.57%
Unknown	199	4.83%
Condo (Low Rise)	141	3.42%
2 Family	119	2.89%
Manufactured Housing	93	2.26%
3 Family	45	1.09%
Single Family Attached	43	1.04%
PUD Attached	36	0.87%
Condo (High Rise)	24	0.58%
4 Family	20	0.49%
Townhouse	15	0.36%
Co-op	5	0.12%
Mobile Home (Multi-Wide)	3	0.07%
FACTORY BUILT	1	0.02%
Total	4,117	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	4,110	99.83%
Unknown	6	0.15%
2	1	0.02%
Total	4,117	100.00%

Amortization Type	Loan Count	% of Loans
Fixed	3,085	74.93%
Adjustable	1,026	24.92%
Unknown	6	0.15%
Total	4,117	100.00%

20  |  P a g e

Term	Loan Count	% of Loans
12	1	0.02%
36	1	0.02%
84	2	0.05%
120	5	0.12%
132	1	0.02%
144	3	0.07%
156	2	0.05%
180	131	3.18%
181	5	0.12%
192	4	0.10%
204	1	0.02%
216	1	0.02%
228	3	0.07%
239	1	0.02%
240	147	3.57%
241	1	0.02%
252	3	0.07%
276	2	0.05%
288	3	0.07%
300	80	1.94%
312	13	0.32%
324	12	0.29%
336	11	0.27%
338	1	0.02%
348	5	0.12%
360	3,579	86.93%
480	93	2.26%
Unknown	6	0.15%
Total	4,117	100.00%

*Some “% of Loans” may not add to 100% due to rounding.

21  |  P a g e

ADDITIONAL SUMMARY (JCIII Population)*
Purpose	Loan Count	% of Loans
Purchase	183	47.78%
Cashout Refi	139	36.29%
Rate/Term Refi	52	13.58%
Construction To Perm	8	2.09%
Unknown	1	0.26%
Total	383	100.00%

Property Type	Loan Count	% of Loans
Single Family	287	74.93%
PUD Detached	39	10.18%
Low Rise Condo (<5 Floors)	22	5.74%
2 Family	8	2.09%
Manufactured (Double-Wide)	8	2.09%
PUD Attached	5	1.31%
Townhouse	3	0.78%
4 Family	2	0.52%
Co-op (NOT Secured by land)	2	0.52%
High Rise Condo (>8 Floors)	2	0.52%
Rowhouse	2	0.52%
(blank)	1	0.26%
3 Family	1	0.26%
Manufactured (Single-Wide)	1	0.26%
Total	383	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	382	99.74%
Unknown	1	0.26%
Total	383	100.00%

Term	Loan Count	% of Loans
36	1	0.26%
60	1	0.26%
120	3	0.78%
180	22	5.74%
240	10	2.61%
300	5	1.31%
348	1	0.26%
360	329	85.90%
480	9	2.35%
Unknown	2	0.52%
Total	383	100.00%

Amortization Type	Loan Count	% of Loans
FIXED	240	62.66%
ARM	141	36.81%
Unknown	2	0.52%
Total	383	100.00%

*Some “% of Loans” may not add to 100% due to rounding.

22  |  P a g e